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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of Report (Date of earliest event reported) October 18, 2002
                                                -------------------




                            SCS TRANSPORTATION, INC.
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             (Exact name of registrant as specified in its charter)




      Delaware                   0-49983            48-1229851
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(State or other jurisdiction   (Commission          (IRS Employer
      of incorporation)        File Number)      Identification No.)




 4435 Main Street, Suite 930,  Kansas City, Missouri      64111
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   (Address of principal executive offices)              (Zip Code)




Registrant's telephone number, including area code   (816) 960-3664
                                                   -------------------




                                   No Changes.
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    (Former name or former address, if changed since last report.)



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Item 7.  Financial Statements and Exhibits

(c)      Exhibits

The following exhibits are filed herewith:

         Exhibit No.       Description

         99.1 Condensed Unaudited Historical Quarterly Consolidated Balance Sheets, Statements of Operations and Statements of Cash Flow for the Quarters Ended September 30, 2002, June 30, 2002, March 31, 2002, December 31, 2001,
                                    September 30, 2001, June 30, 2001 and March
                                    31, 2001.


Item 9.  Regulation FD Disclosure

SCS Transportation, Inc. (NASDAQ: SCST) has made the condensed unaudited historical quarterly consolidated balance sheets, statements of operations and statements of cash flow for the quarters ended September 30, 2002, June 30, 2002, March 31, 2002, December 31, 2001, September 30, 2001, June 30, 2001 and
March 31, 2001, attached to this filing as Exhibit 99.1, available.

The information in this Current Report is being furnished pursuant to Item 9 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this Current Report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this Current Report contains is material investor information that is not otherwise publicly available.



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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    SCS TRANSPORTATION, INC.
                                              ----------------------------------
                                                        (Registrant)

Date: October 18, 2002                         By: /s/ James J. Bellinghausen
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                                                      James J. Bellinghausen
                                                  Vice President of Finance and
                                                     Chief Financial Officer